                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report   (Date of earliest event reported)    July 28, 1999
                                                    ---------------



                           News Communications, Inc.
--------------------------------------------------------------------------------
            (Exact name of Registrant as Specified in its Charter)


          Nevada                              0-18299           13-3346991
          ------                              -------           ----------
(State or Other Jurisdiction                (Commission       (IRS Employer
     of Incorporation)                      File Number)    Identification No.)


174-15 Horace Harding Expwy., Fresh Meadows, New York              11365
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code     (718) 357-3380
                                                  ------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of the Registrant.

          (a) On July 27, 1999, at a special meeting of the Board of Directors of News Communications, Inc. (the "Company"), the Board unanimously elected Steven Farbman ("Farbman") as President and Chief Executive Officer and, subject to receiving resignations from all incumbent directors other than Jerry Finkelstein ("Finkelstein"), Wilbur L. Ross ("Ross"), Robert Nederlander and Michael Schenkler, the Board unanimously approved the reduction in the size of the Board from 15 to 9 members. The Board then elected Farbman, Steven Price, Martin A. Bell, Gary Weiss and Martin Mendolsohn ("Mendelsohn") to fill the newly created vacancies. The reduction in the size of the Board was made possible by the waiver by the holders of a majority of the Company's $10 Convertible Preferred Stock of their right to designate members representing one-half of the Board.

          At the special meeting of directors, the Board approved, and on July 28, 1999 the Company became a party to, a certain Stockholders' Agreement by and among the Company; Finkelstein, The Jerry Finkelstein Foundation, Inc. and Shirley Finkelstein (collectively, the "Finkelstein Group"); Ross; J. Morton Davis, D.H. Blair Investment Banking Corp., Rivkalex Corporation and Rosalind Davidowitz (collectively, the "Davis Group"); Melvyn I. Weiss ("Weiss") and the M&B Weiss Family Partnership (collectively, the "Weiss Group"); and Farbman (each member of the Finkelstein Group, Ross, the Davis Group, the Weiss Group and Farbman, individually, a "Stockholder" and collectively the "Stockholders"). The Stockholders' Agreement is attached as an Exhibit to this Report and the provisions of such Exhibit are incorporated herein by reference in their entirety.

          Under the terms of the Stockholders' Agreement, while Farbman is President and Chief Executive Officer of the Company, the Stockholders have agreed to act to maintain the size of the Board at 9 members. The Stockholders have also agreed to vote their Shares so as to elect as directors of the Company
(i) Finkelstein; (ii) two persons designated by Ross, one of whom shall initially be Ross and the other of whom shall initially be Robert Nederlander;
(iii) three persons designated by Farbman, one of whom shall be Farbman, one of whom shall initially be Steven Price and one of whom shall initially be Michael Schenkler; (iv) one person to be designated by the Weiss Group who shall initially be Gary Weiss; (v) one person to be designated by the Davis Group who shall initially be Martin A. Bell; and (vi) one person to be designated by the Davis Group, the Weiss Group and the Finkelstein Group acting jointly who shall initially be Mendelsohn. As a result of the Stockholders' Agreement and the collective ownership by the Stockholders of more than 66% of the Company's Common Stock, upon the receipt of resignations from the existing Board members who are not being designated as directors of the Company as described above, the Stockholders will control the election of the members of the entire Board of Directors.


Item 5.   Other Events.
          ------------

          As indicated in Item 1 above, on July 27, the Board of Directors elected Farbman as President and Chief Executive Officer of the Company. On July 28, 1999, Farbman entered into an Employment Agreement with the Company (the "Employment Agreement"). The Employment Agreement expires on November 30, 2004 unless it is terminated earlier by Farbman or the Company.

          In connection with Farbman's employment by the Company, on July 28, 1999, Farbman also entered into a Restricted Stock Agreement and a Stock Option Agreement with the Company. Under the terms of the Restricted Stock Agreement, the Company issued to Farbman 250,000 shares of common stock. These shares vest as to 50% on July 28, 2000 and 50% on July 28, 2001 so long as Mr. Farbman remains an employee of the Company on such dates. The vesting may be accelerated upon the occurrence of certain events, including the occurrence of a change of control of the Company or the termination of Farbman's Employment Agreement by the Company without Cause or by Farbman for Good Reason.

          Under the terms of the Stock Option Agreement, the Company granted Farbman options to purchase 830,000 shares of its common stock at an exercise price of $1.8125 per share. The options vest in four equal installments of 207,500 shares commencing on July 28, 2000 and on each July 28 thereafter. The vesting may be accelerated, such that 10% of the shares shall vest for each cumulative $.05 improvement in per share earnings before interest, taxes, depreciation and amortization over that for the fiscal year ended November 30, 1998.

          Finally, on July 28, 1999, the maturity of the $1,000,000 aggregate principal amount of indebtedness of the Company's subsidiaries, Tribco Incorporated and Access Network Corp., to D.H. Blair Investment Banking Corp. was extended to January 31, 1999. This indebtedness is now coterminous with the indebtedness of Dan's Papers Inc. in the principal amount of $1,500,000. With respect to the repayment of the such indebtedness, on July 28, 1999, Weiss, Ross and Davis entered into a Subscription Agreement with the Company pursuant to which Weiss, Ross and Davis have agreed to purchase 445,671, 129,400 and 1,493,625 shares of the Company's Common Stock, respectively, at a purchase price of $1.75 per share, on January 31, 2000, at the request of the Company in order to repay this indebtedness and accrued interest thereon.

          The Employment Agreement, the Restricted Stock Agreement, the Stock Option Agreement and the Subscription Agreement are attached as Exhibits to this Report and the terms of such Exhibits are incorporated herein by reference in their entirety.

Item 7.  Financial Statements, Pro Form Financial Information and Exhibits.

     (c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

     10.1 Employment Agreement dated as of July 28, 1999 by and between News Communications, Inc. and Steven Farbman.


     10.2 Restricted Stock Agreement dated as of July 28, 1999 by and between News Communications, Inc. and Steven Farbman.

     10.3 Stock Option Agreement dated as of July 28, 1999 by and between News Communications, Inc. and Steven Farbman.

     10.4 Stockholders Agreement dated July 28, 1999 by and among the News Communications, Inc., Wilbur L. Ross, Jr., Melvyn I. Weiss, The M&B Weiss Family Partnership, Jerry Finkelstein, Shirley Finkelstein, The Jerry Finkelstein Foundation, Inc.,
                    J. Morton Davis, D.H. Blair Investment Banking Corp., Rivkalex Corporation, Rosalind Davidowitz and Steven Farbman.

     10.5 Subscription Agreement dated July 28, 1999 by and between News Communications, Inc., Wilbur L. Ross, Jr., Melvyn I. Weiss and J. Morton Davis.

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEWS COMMUNICATIONS, INC.

Date:   August 9, 1999              By:   /s/ Steven Farbman
     -----------------------              -------------------------
                                          Steven Farbman
                                          President and Chief Executive Officer